EXHIBIT 10.5



                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                                 RETIREMENT PLAN

                                  INTRODUCTION

     The Employer has adopted this Plan, effective December 5, 1998, to provide a means by which it can provide retirement income to key executives to encourage these employees to remain in the employ of the Employer and/or of its Affiliates.

     The Plan is intended to be an unfunded plan that is maintained by the Employers primarily for the purpose of providing deferred compensation in the form of retirement income for a select group of management or highly compensated employees within the meaning of The Employee Retirement Income Security Act of 1974 ("ERISA") Sections 201(2) and 301(a)(3). This Plan shall be interpreted and administered to the extent possible with that stated intent.

                                    ARTICLE 1

                                   DEFINITIONS

     The following terms have the meanings set forth below when used in this Plan, unless a different meaning is clearly required by the context of the Plan.

1.1 "Account" means the account established under the Trust for the benefit of each Participant hereunder.

1.2 "Administrator" means the individual(s) or corporation appointed by the Employer to carry out the administration of the Plan, and to serve as the agent for the Employer with respect to the Trust as contemplated by the agreement establishing the Trust. In the event the Administrator has not been appointed, or resigns from a prior appointment, the Employer shall be deemed to be the Administrator. The Administrator shall have the authority to delegate some or all of the administration of the Plan to one or more persons.

1.3 "Affiliated Employer" or "Affiliate" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code
Section 414(b)) which includes the Employer.

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1.4  "Beneficiary Designation Form" means the form used by the Administrator for the Participant to designate one or more beneficiaries to receive the amount in his Account upon his death.

1.5  "Board" means the Board of Directors of Dollar  Thrifty  Automotive  Group,
Inc.

1.6  "Change in Control" means:

          (a) The Employer is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock of the Employer immediately prior to such transaction;

          (b) The Employer sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Employer immediately prior to such sale or transfer;

          (c) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
          Act) of 35% or more of the combined voting power of the Voting Stock then outstanding after giving effect to such acquisition;



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 .

          (d) The Employer files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Employer has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

          (e) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election or nomination for election by the Employer's shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Employer in which such person is named as a nominee for Director, without objection to such nomination) shall be deemed to be or have been a member of the Incumbent Board.

          Notwithstanding the foregoing provisions of Section 1.6(c) or (d), unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of Section 1.6(c) or
          (d) solely  because (A) the Employer,  (B) a Subsidiary,  or
          (C) any Employer-sponsored employee stock ownership plan or any other employee benefit plan of the Employer or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 35% or otherwise, or because the Employer reports that a change in control of the Employer has occurred or will occur in the future by reason of such beneficial ownership.


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1.7  "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

1.8  "Director" means any member of the Board.

1.9  "Disability"  means  permanent and total  disability  within the meaning of
Section 22(c)(3) of the Code.

1.10 "Distribution Date" means the date when distribution of a Participant's Benefit commences hereunder.

1.11 "Effective Date" means December 5, 1998, the date as of when the Employer hereunder adopted the Plan.

1.12 "Employee" means any person employed by the Employer.

1.13 "Employer" means Dollar Thrifty Automotive Group, Inc., Dollar Rent A Car Systems, Inc., Thrifty Rent-A-Car System, Inc., and any other Affiliated
Employer which adopts this Plan with the consent of Dollar Thrifty Automotive Group, Inc.

1.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.15 "Exchange Act" means the Securities Exchange Act of 1934 as it may be amended from time to time.

1.16 "Insolvent" means either the Employer is unable to pay its debts as they become due, or the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

1.17 "Investment Recommendation Form" means the form used by the Administrator for the Participant to recommend investments in his Account to the Trustee.

1.18 "Participant" means an Employee of the Employer who is graded at E-23 or above or who is entitled to receive benefits under the Plan as a beneficiary of the Participant.


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1.19 "Payment   Election  Form"  means  the  form   approved  and  used  by  the
Administrator for the Participant to elect distributions from the Trust.

1.20 "Plan" means the Dollar Thrifty Automotive Group, Inc. Retirement Plan and all amendments thereto.

1.21 "Plan Year" means the calendar year.

1.22 "Trust" means the specific Trust under the Dollar Thrifty Automotive Group, Inc. Retirement Plan (or the separate Trust for each individual Employer which has adopted the plan, as the context so requires), which trust is intended to qualify as a "Rabbi Trust" under Rev. Proc. 92-64 (as amended or modified from time to time) and to constitute the legal agreement between the Employer and the Trustee, which establishes the rights and liabilities of each in managing and controlling the assets of the Trust for the purposes of the Plan.

1.23 "Trustee" means the Bank of Oklahoma, N.A.

1.24 "Year of Service" means the performance of at least 1000 hours of service by an Employee in a Plan Year. Years of Service with predecessor(s) of the Employer shall count for calculating Years of Service.

                                    ARTICLE 2

                                    BENEFITS

2.1 Targeted Benefit. The targeted benefit ("benefit") under the Plan for each Participant shall be an amount equal to fifty percent (50%) of the Participant's average annual base salary determined over his last five (5) Years of Service.

2.2  Adjusted Benefit.

     (a) The benefit shall be that amount determined under Section 2.1 above computed for a Participant with at least twenty (20) Years of Service upon the Participant reaching age 61.

     (b) The benefit shall be prorated downward for an Employee who reaches age 61 and who has less than 20 Years of Service (e.g., 15 years of service at age 61 yields 75% of the benefit amount).



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     (c) The benefit as described  above is subject to change on an annual basis in the discretion of the Board.

                                    ARTICLE 3

                                     VESTING

     A Participant shall become vested in his benefit at the rate of 20% per year for each Year of Service. Full (100%) vesting shall occur in the event of the death or Disability of the Participant, or upon a Change of Control, or immediately prior to the Employer becoming Insolvent.

                                    ARTICLE 4

                             EMPLOYER CONTRIBUTIONS

4.1 Payments. Contributions to fund the benefits shall be made in equal annual payments by the Employer to the Trustee. Such contributions shall be allocated to a separate Account for each Participant under the Trust.

4.2. Assumption. In calculating the equal annual contributions to the Trust, a 9% annual rate of return on assets held in the Trust and a 4% annual base salary increase shall be assumed.

4.3. Period. Contributions by the Employer for a Participant shall be made until the Participant reaches age 62 or over 20 years, whichever occurs sooner.

4.4 Discretion. The amount of contributions by the Employer as described above is subject to change on an annual basis at the discretion of the Board.

                                    ARTICLE 5

                                    ACCOUNTS

5.1 Accounting. The Administrator shall cause the Trustee to establish a separate Account for each Participant reflecting Employer contributions together with any adjustments for income, gain or loss and any payments from the Account. The Administrator may direct the Trustee to maintain and invest separately the assets in each Participant's separate Account. The Administrator shall provide each Participant with a monthly statement of his or her Account.


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5.2  Investments.  The assets of the Trust shall be invested in such investments as the Trustee shall determine under the Trust Agreement. The Trustee may receive investment recommendations from the Participant as provided in an Investment Recommendation Form.

                                    ARTICLE 6

                               PAYMENT OF BENEFITS

6.1 Time And Form of Benefit Payment. On a Payment Election Form (filed with the Administrator), a Participant shall elect the date or event upon which payment of his entire vested Account balance shall be made or payments from his Account shall commence. On the Payment Election Form, a Participant shall also elect the form of the payments to be either:

     (a)  a single lump-sum payment, subject to the discretion of the Board; or

     (b) annual installments over a period, up to 20 years, elected by the Participant, the amount of each installment to equal the balance of his or her Account immediately prior to the installment divided by the number of installments remaining to be paid.

These elections are effective for the Plan Year in which they are made and for all succeeding Plan Years, unless amended by the Participant. Any amendment will be effective only for the first Plan Year beginning after the date on which the Election form containing the amendment is filed with the Administrator.

This general payment rule may be modified by other provisions under this Plan providing for earlier payments.

6.2 Change of Control. A Participant may be paid his or her entire Account balance in a single lump sum, subject to the discretion of the Board, as soon as possible following a Change of Control of the Employer if the Participant so elects in the Payment Election Form.

6.3 Termination of Employment. If a Participant's employment with the Employer terminates for any reason other than death, the vested portion of his Account shall be paid in accordance with Section 6.1 above and the Payment Election Form.


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6.4  Death.  If a  Participant dies prior to the  complete  distribution  of his
Account, the balance of the Account shall be paid to the Participant's designated beneficiary or beneficiaries, in accordance with the Beneficiary Designation Form (filed with the Administrator), and the Payment Election Form under either of the following options:

     (a)  a single lump-sum payment, subject to the discretion of the Board; or

     (b) in annual installments over a period, up to 20 years (or 20 years less the number of years annual installments had been made to the Participant prior to his death), with the amount of each installment to equal the balance of his or her Account immediately prior to the installment divided by the number of installments remaining to be paid.

Any designation of beneficiary and form of payment shall be made by the Participant on a Beneficiary Designation Form filed with the Administrator. This designation may be changed by the Participant at any time by filing another Beneficiary Designation Form containing the revised instructions. If no beneficiary is designated or no designated beneficiary survives the Participant, payment shall be made to the Participant's surviving spouse, or, if none, to his or her issue per stirpes in a single payment. If no spouse or issue survives the Participant, payment shall be made in a single lump sum to the Participant's estate.

In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent or such beneficiary or a responsible adult with whom the beneficiary maintains his residence, or to the custodian for such beneficiary under the Uniform Transfers to Minors Act (or similar applicable statute); if such is permitted by the laws of the state in which said beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor beneficiary shall fully discharge the Employer from further liability on account thereof.

6.5 Payments During Employment. If a Participant's employment with the Employer continues beyond his or her attaining age 62, payments may be made under this Plan to the Participant from his Account, in the discretion of the Board.


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6.6  Hardship  Distributions. Upon the request of a  Participant  who has had an unforeseeable emergency, the Board (in its sole discretion) may direct the Trustee to make a distribution of part or all of the Participant's Benefit from his Account even though such distribution occurs before the date otherwise determined under the Plan and the Participant's Payment Election Form. This distribution shall be in an amount that the Board determines is necessary to satisfy the emergency need, including any amounts necessary to pay any federal,
state  or  local  income  taxes  reasonably   anticipated  to  result  from  the
distribution.

A Participant requesting an emergency payment shall apply for the payment in writing in a form approved by the Administrator and shall provide such additional information as the Administrator may require. The early hardship withdrawal must be approved by the Board and will be limited to the amount the Board determines necessary to meet the emergency. The Board's decision is final.

For these purposes, an unforeseeable emergency is severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependant (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relieved:

     (a)  through reimbursement or compensation by insurance or otherwise, or

     (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

By way of example only, unforeseeable emergencies do not include the need to send a Participant's child to college or the desire to purchase a home.


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6.7  Forfeiture of Non-Vested Amounts. At the time of termination of employment, any amounts credited to a Participant's Account that are not vested shall be forfeited. These amounts shall be used to satisfy the Employer's obligation (if continuing) to make contributions to the Trust under this Plan.

In the event that all, or any portion, of the distribution payable to a Participant or his beneficiary remains unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant, the amount so distributable shall be forfeited. In the event a Participant is subsequently located, such benefit shall be restored.

Any forfeitures unable to be paid under this Plan to the Participant or his beneficiary shall be paid to the Employer.

                                    ARTICLE 7

                                 ADMINISTRATION

7.1  Administrator's Interpretation.

     (a) The Administrator shall oversee the administration of the Plan in accordance with this Article 7, except as this Plan specifically delegates such administration, discretion, or decision making to the Board.

     (b) The Administrator shall have complete control and authority to determine all rights, benefits, claims, demands and actions arising out of the provisions of the Plan for any Participant, deceased Participant, beneficiary, or other person having or claiming to have any interest under the Plan; the Administrator shall have complete discretion to interpret the Plan and any ambiguities under the Plan; the Administrator shall have complete discretion to decide all matters under the Plan; such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Administrator acted arbitrarily and capriciously.


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     (c)  Any individual(s)  serving as Administrator who is a Participant shall not vote or act on any matter relating solely to his or her Account.

     (d)  The  Administrator  shall be the  named  fiduciary  pursuant  to ERISA
          Section 402. The Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

7.2 Powers and Duties. The Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as it may establish.

7.3 Information. The Employer shall supply full and timely information to the Administrator on all matters relating to the base salary of Participants, their employment, retirement, death, termination of employment and such other pertinent facts as the Administrator may require. When making a determination or calculation, the Administrator shall be entitled to rely on information furnished by a Participant, a beneficiary, the Employer or the Trustee.

7.4 Payment of Expenses. Any reasonable administrative expenses (including those referred to in Section 7.2 above) shall be paid by the Employer unless the Employer determines in advance of incurring the expense that administrative costs shall be borne by the Participants under the Plan or by the Trust established hereunder.

7.5 Indemnification of Administrator. The Employer agrees to indemnify and to defend to the fullest extent permitted by law any Employee serving as the Administrator or as a member of a committee designated as Administrator (including any Employee or former Employee who previously served as Administrator or as a member of such committee) against all liabilities, damages, costs and expenses (including attorney's fees and amounts paid in settlement of any claims approved by the Employer) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.


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                                    ARTICLE 8

                        AMENDMENT OR TERMINATION OF PLAN

8.1 Amendment. The Employer, at any time or from time to time, may amend any or all of the provisions of the Plan as to it without the consent of any employee or Participant. No amendment shall have the effect of reducing the Account of any Participant at the time of such amendment, unless such amendment is made to comply with federal, state or local laws, statutes or regulations.

8.2 Termination. This Plan is strictly a voluntary undertaking on the part of the Employer and shall not be deemed to constitute a contract between the Employer and any Participant or consideration for, or an inducement or condition of employment for, the performance of the services by a Participant. The Employer reserves the right to terminate the Plan at any time by an instrument in writing which has been executed on the Employer's behalf by its duly authorized officer. Upon termination, the Employer may (a) elect to continue to maintain the Trust to pay Benefits hereunder as they become due as if the Plan had not been terminated; or (b) direct the Trustee to pay promptly to Participants the balance of their Accounts.

     For purposes of the preceding sentence, in the event the Employer chooses to implement clause (b), the Account balances of all Participants who are in the employ of the Employer at the time the Trustee is directed to pay such balances shall become fully vested and nonforfeitable. After Participants and their beneficiaries are paid all Plan benefits to which they are entitled, all remaining assets of the Trust attributable to Participants who terminated employment with the Employer prior to termination of the Plan and who were not fully vested in their Accounts at that time, shall be returned to the Employer. No termination shall have the effect of reducing the Account of any Participant at the time of such termination, unless such termination is made to comply with federal, state or local laws, statutes or regulations.

8.3 Adoption By Affiliates. With the consent of the Board, any Affiliate of the Employer may adopt this Plan for the benefit of its eligible Employees as then determined by the Board.


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                                    ARTICLE 9

                                  MISCELLANEOUS

9.1  Plan Interpretation.

     (a) All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

     (b) If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included herein.

     (c) Whenever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

     (d) This Plan is governed by the Code and the Treasury regulations issued thereunder (as they might be amended from time to time). To the extent not preempted by Federal law, the provisions of this Plan shall be construed, enforced and administered according to the laws of the State of Oklahoma.

9.2 Limitation of Participant's Rights. This Plan shall not be deemed to constitute an employment contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or employee. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

9.3 Unfunded Plan. It is intended that the obligations of the Employer under the Plan will constitute a mere promise of the Employer to make benefit payments in the future. No Participant shall have rights against the Employer or any other person with respect to payments under the Plan other than those given by law to general unsecured creditors of the Employer. In all events, it is the intent of the Employer that the Plan be treated as unfunded for tax purposes and for purposes of Title I of ERISA.


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9.4  Action By The Employer. Whenever  the Employer under  the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.5 No Guarantee of Tax Consequences. Neither the Administrator nor the Employer makes any commitment or guarantee that any amounts in the Account of a Participant under the Plan will be excludable from the Participant's gross income for federal or state income tax purposes, or that any other federal or state tax treatment will apply to or be available to any Participant. It shall be the obligation of each Participant to determine whether the amounts contributed to his Account under the Plan are excludable from the Participant's gross income for federal and state income tax purposes, and to notify the Employer if the Participant has reason to believe that any such amount is not so excludable. Notwithstanding the foregoing, the rights of Participants under this Plan shall be legally enforceable.

9.6 Tax Withholding. The Trustee shall have the right to deduct from all cash payments any federal, state or local taxes required by law to be withheld with respect to any payment made to a Participant.

9.7 Nonassignability of Rights. The right of any Participant to receive any benefits under the Plan shall not be alienable by the Participant by assignment or any other method, and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of any Participant or any beneficiary of any Participant.

9.8  Separate  Plan  and  Trusts.  It is the  intent  of the  Employers  and the
Affiliates adopting the Plan and executing the Trust that, although only one Plan document and Trust document set forth the governing provisions, nevertheless separate Plans and separate Trusts are created for each Affiliate. The assets of an Employer or Affiliate and the beneficial interests of the Participants in the Trust belong only to such Employer or Affiliate or its Participants. The creditors of an Employer or Affiliate may not reach the Plan assets held in trust or otherwise of another Employer or Affiliate which adopts the Plan and Trust.


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



     IN WITNESS WHEREOF, the undersigned has caused the Plan to be executed as of this 5th day of December, 1998.



                                           DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
ATTEST:

______________________________             BY:__________________________________
                                           ______________________________, Title



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